UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                December 12, 2006
                Date of Report (Date of earliest event reported)

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                        Factory Card & Party Outlet Corp.
             (Exact name of registrant as specified in its charter)


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            Delaware                333-21859               36-3652087
  (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)          File Number)         Identification No.)

                   2727 Diehl Road, Naperville, Illinois 60563
               (Address of principal executive offices) (Zip Code)

                                 (630) 579-2000
                         (Registrant's telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.
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     On December 12, 2006, Factory Card & Party Outlet Corp. issued a press release announcing fiscal 2006 third quarter financial results and that it had begun an external process to explore strategic alternatives to enhance stockholder value. A copy of Factory Card & Party Outlet Corp's press release is attached hereto as Exhibit 99.1.


Item 8.01. Other Events.
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     The Company also announced that the board of directors of the Company has initiated an external process to explore strategic alternatives to enhance stockholder value. Such strategies may include, but are not limited to, acquisitions, the potential sale of the Company, strategic joint ventures, mergers and/or stock repurchases. The board of directors intends to engage an investment banking firm to assist management and the board in exploring strategic alternatives. The Company will evaluate the alternatives and pursue those it believes are in the best interest of the Company and its stockholders. At this time, there can be no assurance that this strategic analysis will result in any transaction(s).

The Company may not make any further announcements regarding its exploration of strategic alternatives unless and until the process is terminated or it executes a definitive agreement relating to a transaction.


Item 9.01. Financial Statements and Exhibits.
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   (c) Exhibits


       99.1 Press Release issued by Factory Card & Party Outlet Corp. dated December 12, 2006.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FACTORY CARD & PARTY OUTLET CORP.

                                         /s/ Gary W. Rada
                                         --------------------------------
                                         Gary W. Rada
Dated: December 12, 2006                 President and Chief Executive Officer


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


                                  EXHIBIT INDEX


Exhibit No.  Description
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   99.1      Press Release issued by Factory Card & Party Outlet Corp. dated
             December 12, 2006


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